SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2004

KVH Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-28082 (Commission File Number)

05-0420589 (IRS Employer Identification No.)

50 Enterprise Center Middletown, RI (Address of Principal Executive Offices)	02842 (Zip Code)

Registrant’s telephone number, including area code: (401) 847- 3327 N/A (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         The information furnished in Item 12 of this current report on Form 8-K, including the attached exhibit, is incorporated by reference in this Item 5.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits

        Exhibit No.         Description

           99.1                  Press release of January 6, 2004 entitled "KVH Provides Fourth Quarter Update"

ITEM 12.    RESULTS OF OPERATION AND FINANCIAL CONDITION.

         On January 6, 2004, KVH Industries, Inc. issued a press release providing an update for the fiscal quarter ended December 31, 2003. The press release is attached hereto as exhibit 99.1 and incorporated herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KVH INDUSTRIES, INC.

Date: January 6, 2004	BY: /s/ Patrick J. Spratt —————————————— Patrick J. Spratt Chief Financial Officer

EXHIBIT INDEX Exhibit No. Description 99.1 Press release of January 6, 2004 entitled "KVH Provides Fourth Quarter Update"